UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2024

Integral Acquisition Corporation 1

(Exact name of registrant as specified in its charter)

Delaware	001-41006	86-2148394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue

New York, New York 10065

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 209-6132

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one Redeemable Warrant	INTEU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value	INTE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	INTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on November 2, 2023, Integral Acquisition Corporation 1, a Delaware corporation (the “Company”) held a special meeting in lieu of an annual meeting of the Company’s stockholders, at which the stockholders approved, among other things, a proposal to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company must consummate a business combination from November 3, 2023 to November 5, 2024 (or such earlier date as determined by the Company’s board of directors) (the “Second Extension Amendment Proposal”).

In connection with the approval of the Second Extension Amendment Proposal, on November 8, 2023, the Company issued an unsecured promissory note (the “Second Extension Promissory Note”) in the principal amount of up to $359,503 to the Company’s sponsor, Integral Sponsor LLC, a Delaware limited liability company. The Second Extension Promissory Note bears no interest and is repayable in full upon the date of the consummation of a business combination or the Company’s liquidation. The Company has deposited and will continue to deposit $29,958.55 into the Company’s trust account (the “Trust Account”) for each calendar month (commencing on November 8, 2023 and ending on the 5th day of each subsequent month), or portion thereof, that is needed to complete a business combination until November 5, 2024. At December 31, 2023 and 2022, the Company had borrowings of $59,917 and $0, respectively, under the Second Extension Promissory Note.

To date in 2024, $119,834.2 has been deposited into the Trust Account pursuant to borrowings under the Second Extension Promissory Note for each month that has been needed to complete a business combination. On January 4, 2024, $29,958.55 was deposited into the Trust Account. On February 2, 2024, $29,958.55 was deposited into the Trust Account. On March 1, 2024, $29,958.55 was deposited into the Trust Account. On April 1, 2024, $29,958.55 was deposited into the Trust Account.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integral Acquisition Corporation 1

	By:	/s/ Enrique Klix
	Name:	Enrique Klix
	Title:	Chief Executive Officer

Dated: April 18, 2024